UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

HC2 Holdings, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials:
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

HC2 H OLDINGS , I NC . © HC2 Holdings, Inc. 2020 © HC2 HOLDINGS, INC. 2020 Unlocking and Enhancing Stockholder Value Through Growth & Innovation April 2020

© 2020 H C 2 H OLDINGS , I NC . © HC2 HOLDINGS, INC. 2020 © HC2 HOLDINGS, INC. 2020 1 Focusing on the Facts: Mr. Falcone’s Vision and Approach Drives HC2’s Growth and Success “Acquire companies that we believe are undervalued or uniquely positioned to achieve growth and profitability through an active management process and to acquire unique assets that may have little to no cash - flow stream and strategically build on that base” – Phil Falcone, Letter to Stockholders on April 2, 2020 HC2’S FUNDAMENTAL APPROACH TO VALUE CREATION HAS NOT CHANGED SINCE DAY 1  In 2014, Mr. Falcone started to focus fully on carrying out the vision for HC2  He believed a listed entity would provide the most sustainable and dynamic approach to creating value  Mr. Falcone took the opportunity to execute the HC2 vision with 1 struggling asset  HC2 is now a well - established and diverse holding company with a proven record of growing and making assets profitable The HC2 Vision  HC2 has been successfully acquiring, building and exiting diverse assets which mitigate overall market risk but create substantial value  For example, acquired GMG for ~$260M in 2014, grew and sold it for ~$390M in 2020, in addition to a receipt of $18M in dividends  HC2’s experienced Board and management takes a hands - on approach to acquiring and building assets and remains nimble in executing strategic decisions Vision in Action  HC2’s main objective will always be, first and foremost, to create stockholder value  HC2’s assets are positioned to deliver long - term value  HC2 is on the path to be a leaner operation with reduced overhead and indebtedness ‒ Executed on the closing of GMG and executing on the closing of HMN ‒ Continued strategic review of DBM Global (“DBM”) and Continental General Insurance Company (“CGI”)  HC2 will continue to enhance corporate governance, including Board refreshment, to ensure a further diversified Board with necessary and balanced skills Vision for the Future

HC2's Plan for the Future: Continue to Create Stockholder Value

Reducing debt and overhead, and improving governance, are instrumental measures that we have been and will continue to implement to drive improved stock performance

Reduce Debt

- ✓ A well-planned and realistic strategy is already in motion
- ✓ The sale of Global Marine generated $99M in net proceeds which were used to reduce Company debt
- ✓ In addition, we expect to consummate the sale of our HMN joint venture interests, which we believe will generate $62M of net proceeds to further reduce debt
- ✓ In advanced discussions to sell CGI
- ✓ Currently exploring strategic alternatives for DBM Global

Reduce Overhead

- ✓ 40% reduction in overhead since 2017
- ✓ Reduction in compensation
- ✓ Reduction in vendor costs
- ✓ Further execution of debt strategy will allow for additional reductions

Improve Governance

- ✓ Stockholder-friendly governance provisions (See slide 30)
- ✓ Qualified directors with public company experience
- ✓ Separated Chairman and CEO and appointed an Independent Interim Chairman
- ✓ 5 of our 6 directors are truly independent and meet NYSE independence requirements

Engaged in Substantive Discussions on Board Refreshment With Stockholders and Looking Forward to Putting Forth Our Slate of Nominees for 2020 Annual Meeting

© HC2 HOLDINGS, INC. 2020

2

© 2020 H C 2 H OLDINGS , I NC . © HC2 HOLDINGS, INC. 2020 © HC2 HOLDINGS, INC. 2020 3 HC2 Has Taken Steps to Correct Unfavorable November 2018 Financing HC2’s Board Acknowledges the Disconnect in Stock Price and is Executing on Reducing Debt to Improve Future Stock Performance  In Q4 2018, the credit market took an unfavorable turn right when HC2 was due to refinance its long - term debt  To preserve HC2’s viability and protect stockholders’ investments , HC2 prudently refinanced at unfavorable market terms – The Board believed it was prudent to pursue refinancing to avoid a “going concern” assumption  Board acknowledged unfavorable financing and took immediate action to reduce debt and improve HC2’s stock price – HC2 immediately announced a strategic review for Global Marine , with any sale proceeds going to help pay down debt – Announced agreement to sell HC2’s stake in HMN joint venture in October 2019 – Announced closing of sale of GMG in January 2020, proceeds of which paid down debt – HC2 announced additional strategic reviews around CGI and DBM , with any sale proceeds going to help pay down debt HC2 Share Price Performance $0 $2 $4 $6 $8 $10 $12 $14 Dec-13 Aug-14 Apr-15 Dec-15 Aug-16 Apr-17 Dec-17 Aug-18 Apr-19 Dec-19 December 1, 2014 Mr. Falcone leaves Harbinger Group to focus fully on creating value at HC2 November 12, 2018 HC2 announces the launch of $470M Senior Secured Notes issued at an 11.5% coupon rate HC2 realized a 29% TSR during Mr. Falcone’s tenure as Chairman and CEO, up until the November 12 th announcement of unfavorable financing January 30, 2020 HC2 announces the definitive agreement of the sale of GMG ahead of COVID - 19 May 1, 2014 Mr. Falcone is appointed Chairman and CEO of HC2 HC2 took immediate action following the unfavorable financing to reduce debt and improve stock price performance January 3, 2014 Mr. Falcone discloses a 40.5% stake in PTGi Holdings HC2 realized a 78% TSR between Mr. Falcone’s first investment and the November 12 th announcement of unfavorable financing

Mr. Gorzynski's Business Plan is Impractical, Illogical, Would Be Difficult and Costly to Execute and Destroy HC2's Future

MR. GORZYNSKI'S ILL-CONCEIVED METHOD TO ACHIEVE $9 PER SHARE WILL DESTROY STOCKHOLDER VALUE AND IS A MISLEADING PLOY TO GARNER INVESTOR SUPPORT

HC2's Response

Gorzynski's Pillar One

"Reduce go-forward annual overhead by 75% right away"

1. This is not a novel strategy
2. HC2 has publicly and repeatedly stated its plan to reduce overhead for 3 years
3. HC2 already reduced overhead by 40% over the past 3 years and is committed to further reductions in the near future
4. Percy Rockdale claims it can cut overhead by 75% **but fails to acknowledge how they will achieve this and manage risk to stockholders**

Gorzynski's Pillar Two

"Generate up to $500m in liquidity over 3-12 months"

1. HC2's current vision is to acquire, build and exit
2. The key to HC2's vision is when to monetize, something the HC2 Board and management team do continuously
3. Percy Rockdale demonstrates at best a cursory understanding of how to run the HC2 business and instead **relies upon thoughtless sales of the HC2 growth assets without regard to their true value**

Gorzynski's Pillar Three

"Refocus the portfolio on core assets within 12 months"

1. Once again, this strategy represents a significant departure from the HC2 vision
2. Percy Rockdale wants to throw away HC2's fundamental strategy of investing in diverse growth assets and become a company that holds matured, low-growth assets
3. Investors did not buy into HC2 under this model. **Our investors expect capital appreciation through innovation and growth**

Gorzynski's Plan is Ill-Informed, Unrealistic and Contrasts Sharply to HC2's Founding and Current Vision

© HC2 HOLDINGS, INC. 2020

4

The Truth About HC2

- **HC2's Board and management team have been continuously executing on increasing stockholder value**
  - Taking meaningful steps to improve the Company's capital structure
  - Successfully reducing overhead expenses while mitigating risk to stockholders
  - Pursuing a divestiture of the insurance business and strategic alternatives for DBM Global
- **HC2's Board and management team have a well-established track record managing and creating subsidiary value**
  - Deep experience in public company leadership, managing subsidiaries, and executing complex M&A strategies, with the necessary skillsets to steward HC2's long-term growth and innovation strategy
  - Proactive steps to close the market price to NAV gap
- **HC2's Board maintains the experience and expertise needed to create long-term stockholder value for a diversified holding company**
  - Highly experienced, accomplished, and independent Board with a track record of proactive refreshment
  - Welcomed Julie Springer as the newest Independent Director this year, adding valuable marketing and branding skillsets, as well as gender diversity
  - Comprised of accomplished and knowledgeable Independent Directors with proven experience creating stockholder value
  - Upholds stockholder-friendly best practice corporate governance structure to promote stockholder interests
- **HC2's compensation policy rewards management based on sustainable Company performance**
  - Management receives a Corporate Bonus only in years when the Company achieves NAV growth
  - The NAV-focused component of the compensation plan is designed to encourage cash flow generation and asset appreciation by HC2's subsidiaries to align with long-term stockholder performance
  - Over 84% of HC2's executive compensation is deferred cash and equity awards that vest over time and are partially subject to future claw-backs
- **Percy Rockdale's consent solicitation is <u>unnecessary</u>, <u>costly</u> and <u>could destroy stockholder value</u>, especially since Percy Rockdale already nominated its director candidates to be voted on at the Company's 2020 Annual Meeting of Stockholders, expected to be held in just a few months**
- **Percy Rockdale not only refused to engage with HC2, but it has provided a lackluster and inadequate business plan to support its risky attempt to take control of HC2 without paying stockholders an appropriate control premium (although a control premium is not legally required)**

HC2's Board is Executing on its Strategy to Create Value on Behalf of All Stockholders

© HC2 HOLDINGS, INC. 2020

5

© 2020 H C 2 H OLDINGS , I NC . © HC2 HOLDINGS, INC. 2020 © HC2 HOLDINGS, INC. 2020 6 Part One HC2’s Board and Management Have Been Continuously Executing on Furthering and Enhancing Sustainable Stockholder Value

HC2 is an Established Holding Company Focused on Creating Sustainable & Enhanced Stockholder Value

Business Overview

- Opportunistically acquire controlling equity stakes in diverse industries, **creating value through growth in operating subsidiaries**
- **Infuse resources and talent to** support portfolio companies and their management teams **to grow market value**
- **Identify opportunities to create additional value** through tuck-in acquisitions
- **Ultimately deliver sustainable, profitable growth and long-term value**

HC2 Grew Into a Diversified Portfolio of Value Generating Assets

DBM Global
HC2 Broadcasting
Global Marine
Continental LTC Inc.
ANG
R2 Technologies
PTGi International Carrier Services
MediBeacon

Focused on the Future

Executing on Strategic Initiatives

- ✓ Reduce Debt
- ✓ Cut Overhead Costs
- ✓ Pursue Strategic Alternatives

*HC2's Leadership Team Took a Company of Just One Struggling Asset and in Six Years **Built A Value Generating Portfolio** Across Multiple Sectors*

Unlocking Sustainable Stockholder Value

- ✓ Realize Value Through Monetization
- ✓ Build a Portfolio Focused on Innovation & Growth

HC2's Board is Committed to Creating Value on Behalf of Stockholders

© HC2 HOLDINGS, INC. 2020

7

Under the Guidance of HC2's Board, Mr. Falcone Took a Company With One Asset and in Six Years Built an Established and Diversified Holding Company

2014

PTGi Holdings is acquired
On December 1, 2014, Mr. Falcone left his role of Chairman & CEO of Harbinger Group to focus fully on running PTGi Holdings, which was renamed HC2. At the time, PTGi Holdings had only 1 struggling asset and was being delisted

HC2 acquires DBM Global and ANG

Pansend Life Sciences is created

HC2 acquires Global Marine
at a time when significant opportunities exist globally for subsea cable installation, maintenance and burial requirements

2015

HC2 acquires Continental General
Establishes platform in long-term care insurance market

2016

ANG gains national footprint through acquisitions of Questar and Constellation

2017

Continental acquires KMG
Further solidifying presence in long-term care insurance

HC2 acquires DTV, Mako and Azteca
Gaining a substantial U.S. footprint in over-the-air broadcasting

DBM Global acquires GrayWolf Industrial
A leading provider of specialty maintenance, repair and installation services

2018

ANG acquires ampCNG
Increasing footprint to 60 stations

2019

HC2

- DBM Global — Construction
- Global Marine — Marine Services
- ANG — Energy
- Pansend Life Sciences — Life Sciences
- HC2 Broadcasting — Broadcasting
- Continental LTC Inc. — Insurance

HC2 Has Evolved Into a Family of Diversified Businesses Poised for Future Success

© HC2 HOLDINGS, INC. 2020

8

HC2 is Taking Meaningful Steps to Improve the Company's Capital Structure to Further Enhance Stockholder Value

HC2 is Already Executing on Materially Reducing the Company's Debt…

- ✓ GMG Sale Proceeds Paid Down Approximately $77M in Senior Secured Notes
  - Resulting in $8.9M of Annual Interest Savings
- ✓ HMN Sale Proceeds Will Be Used to Pay Down Company Debt Once Received

…and is Continuing to Pursue Additional Strategic Initiatives to Revamp the Company's Capital Structure

- ✓ Expected Proceeds of ~$62M from the Sale of HMN, less taxes and other adjustments
- ✓ In Advanced Discussions for the Sale of Continental Insurance
  - Any Proceeds Would Be Used to Pay Down Current Debt
- ✓ Exploring Strategic Options, Including a Potential Sale or Refinancing, of DBM Global

Understanding the Rationale for the 2018 Financing of the 11.5% Notes

*Since day one, HC2 has been **transparent and forthright** about having to refinance during unfavorable credit market conditions*

*Although not ideal, the refinancing was **necessary to preserve the viability of the Company**, prevent even less favorable refinancing terms, and most importantly **protect stockholder investments***

*The Company's Board and management have been, and continue to be, **focused on reducing the Company's debt** and **increasing overall liquidity***

HC2 is Taking the Right Steps to Improve the Capital Structure for Stockholders

© HC2 HOLDINGS, INC. 2020

9

HC2 is Successfully Reducing Overhead Expenses While Managing Risk to Stockholders

HC2 is Successfully Reducing Corporate Overhead Expenses…

- ✓ Reduction in **management compensation**
- ✓ Meaningful reduction in **vendor costs**
- ✓ Successful decrease in **3rd party expense**

HC2 Reduced Corporate Overhead Loss by ~40% in the Last Three Years


$29.2
$25.9
$17.9
2017
2018
2019
Non-Operating Corporate Adjusted EBITDA Loss

…Without Subjecting Stockholders to Unwarranted Risk

- ✓ HC2 holds complex subsidiaries with varying degrees of risk that need to be **properly managed**
- ✓ It is the Board's **fiduciary duty** to manage these risks for investors
- ✓ HC2 **preserved the quality** of various regulatory and compliance procedures **while lowering corporate overhead by ~40%**

Risk Management Procedures Preserved

- ➢ **Subsidiary Audit Quality**
- ➢ **Tax Compliance**
- ➢ **Debt Compliance**
- ➢ **SOX Compliance**

HC2 is Taking the Right Steps to Improve the Capital Structure for Stockholders

© HC2 HOLDINGS, INC. 2020

10

© 2020 H C 2 H OLDINGS , I NC . © HC2 HOLDINGS, INC. 2020 © HC2 HOLDINGS, INC. 2020 11 HC2 is Pursuing a Sale of Its Insurance Business  HC2 has made two insurance acquisitions where there was market dislocation – Continental General (December 2015) – Allowed HC2 to establish a credible platform to capitalize on significant market dislocation in the long - term care (“LTC”) market – KMG America Corp. (August 2018) – Accretive to statutory capital by $ 150M and to invested assets by $ 2.3B ; further solidified HC2’s presence in the LTC market and its ability to be the counterparty of choice for future LTC transactions HC2 Has Capitalized on Market Dislocation in Insurance  State insurance regulators have increasingly focused on insurance companies owned by diversified holding companies  Based on discussions in Q4’19 with Continental’s Texas regulator, HC2 now anticipates reduced future investment management fees under our wholly - owned advisor’s investment management agreement with Continental  Also, based on recent discussions with Texas, HC2 no longer anticipates as much distributable cash from the business in the near and medium terms – not due to deterioration in the liabilities, but instead due to reduced expectations for approval of extraordinary dividends  A reduction in investment management fees and projected dividends from Continental in the near and medium terms reduces Continental's value to HC2 Reduced Cash Flow Expectations Potentially Attractive Opportunity to Sell  The Company is in advanced discussions with a potential buyer less sensitive to cash flow timing, which could produce a win - win sale for HC2 and acquisition for the potential buyer  HC2 believes it can allocate the capital from a sale of Continental to reduce the Company’s debt, enhancing value for stockholders

© 2020 H C 2 H OLDINGS , I NC . © HC2 HOLDINGS, INC. 2020 © HC2 HOLDINGS, INC. 2020 12 HC2’s Accounting of KMG was Entirely Correct  The bargain purchase gain (“BPG”) that HC2 recognized upon its acquisition of KMG conforms with U.S. GAAP and was included in HC2’s 2018 financial statements, which were audited by BDO USA, LLP (1)  As required by U.S. GAAP, the Company applied a heightened level of scrutiny when assessing and recognizing the BPG and employed well - recognized actuarial and Big 4 accounting advisors to properly assist with the fair value estimates and technical accounting aspects of the transaction ‒ Fair valuing the assets and liabilities of KMG was a complex exercise carried out at an extremely detailed level – by asset and by insurance policy. Percy Rockdale is not equipped to form a conclusion on the appropriateness of this BPG with the information it has because much of the essential data is private (as is the case with every insurance company)  Percy Rockdale’s comparison of the BPG to the purchase price is an attempt to mislead investors ‒ A BPG is the result of the fair value of the net assets acquired in an acquisition exceeding the price paid for the business. The purchase price in and of itself is not relevant to determining whether a BPG was properly recorded ‒ In any case, the purchase price was calibrated to be de minimis based on the size of the capital contribution made by Humana immediately prior to the sale. If Humana had contributed a greater amount, HC2 would have paid a higher purchase price but the BPG would have been the same  Percy Rockdale’s mention of the Miller Energy case is also an attempt to mislead investors ‒ Properly recorded BPGs are not unheard of; in Alleghany Corporation’s $3.5B acquisition of public company TransRe , Alleghany recorded a $500M BPG (1) Specific attributes that drove the recognition of the BPG are detailed in the Company’s 2018 Form 10 - K. Recognizing a BPG Was Entirely Correct and Properly Reviewed

© 2020 H C 2 H OLDINGS , I NC . © HC2 HOLDINGS, INC. 2020 © HC2 HOLDINGS, INC. 2020 13 Percy Rockdale’s False Attacks Concerning HC2’s KMG Acquisition Are Misleading and Baseless HC2 Does Not “Guarantee” the Reserves of Continental General Insurance Company (“CGI”)  CGI’s Texas regulator requires that CGI’s parent entities maintain the capital of CGI at or above various levels for a limited five year period following Continental’s acquisition of KMG  This arrangement is a conditional contribution agreement, not a guarantee on the liabilities, which is distinctly different from Percy Rockdale’s false accusation that HC2 guarantees CGI’s liabilities  CGI’s capital position is based not only on its liabilities, but also on the management of CGI’s assets – a risk that HC2, through our wholly - owned investment advisor, is able to aptly manage as investment manager of certain of CGI’s assets Humana Had Strong Incentives to Sell KMG at an Attractive Valuation to HC2  Humana had a clear rationale for selling KMG at an attractive price to HC2: – Humana received significant tax benefits – Humana was able to offload significant risk relating to non - core exposure – Humana was able to avoid future management distraction from run - off exposure; Humana took a $505M reserve charge relating to KMG in 2016

HC2's Board and Management Team Have Been Continuously Executing on Increasing Stockholder Value

Section Recap

- ✓ Six years ago, HC2's Board and Mr. Falcone decided to acquire a company being de-listed with a single, unprofitable asset, and transformed that company into HC2, now an established and diversified holding company with seven core operating subsidiaries creating value for stockholders
- ✓ HC2's Board established a clear plan for improving HC2's capital structure and has been taking meaningful steps in executing on the plan. This plan has been openly communicated to stockholders since early 2018, almost 2 years before Percy Rockdale became an investor
- ✓ HC2's Board is thoughtfully reducing corporate overhead while ensuring stockholders are not subjected to unwarranted regulatory risk. HC2's Board successfully reduced corporate overhead by 40% over the past 3 years
- ✓ HC2's Board is prudently capitalizing on the currently attractive opportunity to divest its 100% interest in CGI, its insurance subsidiary. HC2 believes it can allocate the capital from a sale of CGI to reduce debt and generate a better return for stockholders
- ✓ Percy Rockdale's mischaracterization of, and attacks on, the Company's KMG acquisition and subsequent accounting treatment are misleading and baseless with Percy Rockdale offering no evidence to support its claims

HC2 is Committed and is Taking Meaningful Steps to Generate Long-Term Stockholder Value

© HC2 HOLDINGS, INC. 2020

14

© 2020 H C 2 H OLDINGS , I NC . © HC2 HOLDINGS, INC. 2020 © HC2 HOLDINGS, INC. 2020 15 Part Two Under the Direction of HC2’s Board, the Company’s Management Team Has Established a Track Record for Creating Long - Term Value Through Its Subsidiaries

HC2 and Mr. Falcone Possess the Abilities, Competence, and Expertise to Manage HC2's Subsidiaries and Create Value

A Track Record of Realizing Stockholder Value Through Past Investments

DBM GLOBAL

- ✓ DBM Global has **increased Adjusted EBITDA by ~65%** since first being acquired in 2014
- ✓ Through appointment of CEO, operational efficiencies and the pursuit of bolt-on acquisitions, DBM has realized immense appreciation for investors while offering diversification to counter cyclicality
- ✓ **HC2 is currently exploring the timely sale or refinancing of DBM to realize value for stockholders**

ANG

- ✓ When acquired in Q3 2014, ANG only operated five stations; HC2 then built up ANG into an established natural gas company with **~60 stations under operation**
- ✓ ANG is **continuously increasing sales** through additional stations and new relationships
- ✓ **Recorded a strong profit for investors in 2019 with an Adjusted EBITDA of +$17.0M**

R2 Technologies / MediBeacon

- ✓ HC2 recognized the significant global market opportunities and **strong long-term potential** of MediBeacon and R2 Technologies ("R2")
- ✓ To date, HC2 has made a total investment of $24.9M, representing fully diluted ownership of 42% in MediBeacon, and total investment of $27.4M, representing fully diluted ownership of 58% in R2, respectively
- ✓ In 2019, both companies entered into strategic and commercial partnerships with Huadong Medicine and received equity investments at post-money valuations of $315M and $60M, respectively, representing a **significant increase in value since initial investment**

PTGi International Carrier Services

- ✓ The only legacy asset from when Mr. Falcone acquired PTGi Holdings and refocused the company to HC2 in 2014
- ✓ When Mr. Falcone acquired PTGi Holdings, PTGI-ICS **was operating at a $3.1M loss**
- ✓ Mr. Falcone **turned the asset around** where it now **operates at a profit, recording $3.4M in Adjusted EBITDA for 2019**
- ✓ PTGi-ICS has also **successfully generated cash flow in the form of dividends to HC2 to help support HC2's operations**

BeneVir

- ✓ In 2014, HC2 invests in BeneVir, and the Company's **total investment amounts to $8M since inception**
- ✓ **Sold BeneVir for $83M in cash** to Janssen Pharmaceuticals, a division of J&J, in Q2'18, realizing a **10x MOI for investors**
- ✓ **Opportunity for an additional ~$140M** in cash pending FDA approval
- ✓ **Opportunity for an additional ~$370M** in cash if certain sales milestones are achieved

HC2's Significant Investments Resulted in Asset Appreciation, Cash Flow Generation and Enhanced Value for Stockholders

© HC2 HOLDINGS, INC. 2020

16

The Success of HC2's Marine Asset Sales Was the Result of Board Oversight and Management's Expertise and Capabilities

Management Steered Through the Complexities of GMG to Realize Stockholder Value Under the Board's Guidance

- ✓ In Q3'14, HC2 made the initial investment in GMG for ~$130M and subsequently received dividend distributions of $18M for a net investment of $112M
- ✓ In Q4'18, HC2 announced the exploration of strategic alternatives, including a potential sale, of GMG
- ✓ Due to heightened U.S. tensions with China, Huawei Technologies Company Ltd. (a 51% owner of the GMG joint venture) and eventually GMG's HMN JV was placed on a Restricted Entities List by the U.S. Department of Commerce
- ✓ The inclusion of Huawei resulted in a poor outcome of the initial competitive bidding process for the sale of GMG
- ✓ HC2's Board and management then reassessed the investment to determine how to better extract value given the Huawei / HMN restrictions and resulting impact on the sale of GMG
- ✓ Following a detailed evaluation, HC2's Board and management overcame these obstacles by restructuring the transaction – splitting HMN out of GMG – and aggressively pursuing two separate transactions resulting **in materially greater value for stockholders**

Transaction Highlights

Global Marine Group – 73% owned

- **Completed the sale of GMG (excluding HMN) for $250M**
- **HC2 received net proceeds of approximately $99M**

HMN Joint Venture

- **Announced a definitive agreement for the sale of HMN**
- **49% interest valued at $140M; sale to occur in two tranches[1]**
- **Expected sales proceeds of ~$85M for 30% stake, less taxes and other adjustments[1]**
- **Remaining 19% interest retained under a two-year put option**

HC2's Board and Management Continue to Demonstrate the Necessary Expertise to Extract Stockholder Value From HC2's Investments in the Face of Unexpected Roadblocks

(1) HC2 anticipates receiving 73% of any expected sales proceeds

© HC2 HOLDINGS, INC. 2020

17

© 2020 H C 2 H OLDINGS , I NC . © HC2 HOLDINGS, INC. 2020 © HC2 HOLDINGS, INC. 2020 • 2019 Net Income of $ 24 . 7 M ; Adjusted EBITDA 2 of $ 75 . 7 M, up 24 % Y/Y • Contract backlog of $ 497 . 7 M at year end ; approximately $ 826 M on an adjusted basis • Signed definitive agreement to sell HMN to HengTong Optics Electric Ltd .; closing expected in 1 H 2020 • Subsequent to year end, completed the sale of GMG 1 to an investment affiliate of J . F . Lehman & Co . , LLC • Combined valuation of Marine Services Segment ( 73 % owned by HC 2 ) is $ 390 M 18 2019 Key Segment Highlights • R 2 Technologies and MediBeacon entered into commercial and strategic partnerships, respectively, with Huadong Medicine and received equity investments to fund next phases at both companies at post - money valuations of $ 60 M and $ 315 M, respectively 1 Global Marine Group ("GMG"), excluding HMN interest. 2 Non - GAAP Measure; see Appendix for reconciliation to U.S. GAAP. 3 Announced subsequent to year - end. 4 U.S. federal excise tax credits for alternative fuels ("AFTC"). 5 Fueling station count includes owned/operated, operated and maintained and stations in - development. • 2019 Net Income of $ 59 . 4 M ; Pre - Tax Insurance AOI 2 of $ 85 . 7 M • Total Adjusted Capital of approximately $ 338 M • Announced carriage of high quality content providers, including beIN Sports, Cheddar 3 and DABL 3 • Made significant progress in the build - out of our nation - wide OTA distribution platform • 210 operational stations as of early March 2020 , of which ~ 150 are connected to our CentralCast system Marine Services Construction Insurance Broadcasting • AFTC 4 renewed for 2018 - 2020 ; recorded $ 10 . 6 M AFTC for 2018 and 2019 fuel sales • Added 20 fueling stations with the acquisition of ampCNG ; total station footprint ~ 60 stations 5 • 18 . 9 M gasoline gallon equivalents fueled in 2019 , up from 11 . 8 M in 2018 Energy Life Sciences

HC2 Has Been Taking Proactive Steps in Enhancing Stockholder Value Long Before Percy Rockdale Became a Stockholder

Q4 2018

October 22
HC2 Announces Exploration of Strategic Alternatives for Global Marine

Q1 2019

February 25
HC2 Amends By-Laws To Majority Voting Standard for Uncontested Elections of Directors

March 12
Mr. Falcone Reiterates to Investors the Company is Focused on Reducing Debt

Q2 2019

June 13
R2 Technologies Enters Into an Exclusive Distribution Agreement

June 17
ANG Acquired ampCNG and Added 20 Fueling Stations to ANG's Network

Q3 2019

July 31
MediBeacon Announces $30M Strategic Investment From Huadong Medicine

Q4 2019

October 24
Broadcasting Completes $79M Financing

October 30
HC2 Announces Sale of HMN Joint Venture

Percy Rockdale's Stake in HC2 Was Up 98% Before the COVID-19 Market Decline

December 26
Percy Rockdale Buys a Less Than 1.0% Stake in HC2's Stock

Q1 2020

January 27
Percy Rockdale Files a Schedule 13D reporting a 5.03% stake in HC2

January 30
HC2 Announces Definitive Agreement for Sale of Global Marine Group

February 10
HC2 Announces Pursuit of Strategic Transactions for CGI and DBM

February 11
Appointed Independent Director Ms. Springer to HC2's Board

Percy Rockdale Files a Consent Solicitation 2 Days After a Global Pandemic

March 11
WHO declares a global pandemic causing enormous market disruption and uncertainty

Major Steps to Reduce HC2's Debt, Improve Governance and Enhance Stockholder Value Were Under Way LONG BEFORE Percy Rockdale Purchased Any HC2 Stock

© HC2 HOLDINGS, INC. 2020

19

HC2's Board and Management Team Have a Well-Established Track Record in Creating Stockholder Value Through its Subsidiaries

Section Recap

- ✓ HC2's Board and management team have a demonstrated history of value creation for stockholders, evidenced through asset appreciation and cash flow generation

- ✓ HC2's Board and management possess deep experience in public company leadership, managing subsidiaries and executing complex M&A strategies, as well as possess the skillsets necessary to steward HC2's long-term growth and innovation strategy

- ✓ HC2's subsidiaries' 2019 performance highlights the Company's capabilities to develop assets and create value across multiple sectors

- ✓ HC2 has been taking meaningful and proactive steps to close the NAV / market price gap by successfully reducing debt and enhancing stockholder value

HC2 and Mr. Falcone Possess the Abilities, Competence and Expertise to Manage HC2's Subsidiaries and Create Value

© HC2 HOLDINGS, INC. 2020

20

© 2020 H C 2 H OLDINGS , I NC . © HC2 HOLDINGS, INC. 2020 © HC2 HOLDINGS, INC. 2020 21 Part Three HC2’s Highly Independent Board Maintains the Experience and Expertise Needed to Create Long - Term Stockholder Value for a Holding Company

© 2020 H C 2 H OLDINGS , I NC . © HC2 HOLDINGS, INC. 2020 © HC2 HOLDINGS, INC. 2020 22 HC2’s Independent Board Embodies the Expertise Necessary to Create Long - Term Stockholder Value Diverse Perspectives  Directors hail from numerous geographies and professional backgrounds  The Board is continually refreshed for new perspective and backgrounds as evident through the recent appointment of Independent Director Ms. Julie Springer Leadership Experience  Majority of the Board includes current or former senior executives and directors of world - class public companies including other diversified holding companies  Majority of the non - executive Board members have served on other public company Boards and have experience as Chair, Lead Independent Director, or Chair of a Key Committee Industry Knowledge and Experience  The Board has broad and deep experience across multiple sectors and industries  Majority of the Independent Directors have rich industry experience coupled with prior leadership roles at diversified holding companies – Skills and experience that are necessary for a publicly - traded holding company Board Strong Board Independence  5 of the 6 Board members are independent and meet NYSE independence requirements  Each of the Nominating & Corporate Governance Committee, Compensation Committee and Audit Committee are composed solely of Independent Directors  All of the Independent Directors are truly independent with 4 of the 5 Independent Directors having no prior relationship with HC2’s executive management team  1 Independent Director was originally designated by the holders of HC2’s Series A Preferred Stock

HC2's Highly Qualified, Independent Board

With a complementary set of professional and personal skills, HC2's Board is uniquely qualified to oversee HC2 as a holding company and drive stockholder value

	Public Board Experience	Public C-Suite Experience	Diversified HoldCo Board Experience	Independent Director	Date Appointed
Warren Gfeller	Yes	Yes	Yes	Yes	Jun. 2016
Wayne Barr, Jr.	Yes	Yes	Yes	Yes	Jan. 2014
Philip Falcone	Yes	Yes	Yes		Jan. 2014
Robert Leffler, Jr.	Yes		Yes	Yes	Sep. 2014
Lee Hillman	Yes	Yes	Yes	Yes	Jun. 2016
Julie Springer		Yes		Yes	Feb. 2020

Key Highlights

- ✓ *Public Executive & Director Experience*
- ✓ *Committed to Enhancing Value*
- ✓ *Financial Expertise*
- ✓ *Diverse Sector Experience*
- ✓ *Proven History of Value Creation*
- ✓ *Focused on Corporate Governance*
- ✓ *Deep Diversified HoldCo Expertise*
- ✓ *Fully Accountable to Stockholders*
- ✓ *Regulatory / Risk Management*

HC2's Board Has the Right Mix of Skills, Experience and Expertise to Guide Long-Term Success, and the Independence to Hold Management Accountable

© HC2 HOLDINGS, INC. 2020

23

Warren Gfeller – Independent Director Chairman



Independent Director Since 2016 (Chairman Starting in 2020)

Diversified HoldCo Board Experience

30+ Years of Industry Experience

Strong C-Suite Leadership

- Independent Chairman with **diversified experience and expertise across the energy, consumer, banking and insurance sectors**
- Extensive governing experience including being **Lead Director** and **Chairman of the Compensation Committee** for Crestwood Equity Partners
- Prior **diversified holding company experience** as a former Independent Director at Zapata
- Became **Chairman of Duckwall Stores** in 2003, where Mr. Gfeller **led the company from financial hardships to financial viability**
- **Significant experience representing stockholder interests** as former Independent Director at Zapata and Inergy as well as **Chairman of Inergy's Audit and Compensation Committee**
- **Unparalleled insights from over 30 years** of serving on numerous public company Boards and in C-Suite positions at various private energy companies

Mr. Gfeller's Undisputed Track Record, Deep Leadership and Industry Experience Make Him a Valued Member of the Board

© HC2 HOLDINGS, INC. 2020

24

© 2020 H C 2 H OLDINGS , I NC . © HC2 HOLDINGS, INC. 2020 © HC2 HOLDINGS, INC. 2020 25 Wayne Barr, Jr. – Independent Director 100% Focused on Stockholder Value  Active member of HC2’s Audit Committee, Compensation Committee, Nominating & Governance Committee – Focused on creating long - term sustainable value for stockholders  Valuable holding company experience as the current CEO of CCUR Holdings – Led CCUR’s Board refreshment, replacing 3 long - tenured Directors  Extensive experience as an Independent Director for several public company Boards; focused on holding management accountable  Strong committee leadership experience as the current Chairman of the Compensation Committee of Alaska Communications  Truly independent with no prior relationship to Mr. Falcone or any of Mr. Falcone’s entities  Has held executive level roles at companies in the Telecommunications sector Differentiated Holding Company Experience Independent Director Since 2014 Immense Telecom Industry Experience Mr. Barr Has a Proven and Successful Track Record in Managing and Governing Diversified Holding Companies and is Committed to Holding the Board Accountable to Stockholders

Robert Leffler, Jr. – Independent Director



Independent Director
Since 2014

30+ Years* of *Industry Experience

Proven Track Record* in *Creating Stockholder Value

History of Representing Stockholders

- Former Lead Independent Director bringing **over 30 years of broadcasting experience** to HC2
  - **Has been an Independent Director** since joining the HC2 Board in 2014
- **Valuable diversified holding company experience** from Mr. Leffler's time as Independent Director of Harbinger Group and Zapata
- **Proposed and appointed** to the Zapata Board **by major independent stockholders**
- Proven record in **creating stockholder value** with an **average TSR of ~41%** from Mr. Leffler's tenure on past Boards[1]
- **Exemplified leadership experience** as Committee Chair for all 3 companies for which Mr. Leffler was an Independent Director
- **Established industry leader in Media, Advertising, and Broadcasting** through roles at the Leffler Agency and Milton Drive Consulting

Mr. Leffler Provides HC2 With Deep Experience Across Multiple Sectors and Carries an Extensive Track Record of Creating Stockholder Value

(1) Average TSR based on Mr. Leffler's tenure on Zapata's Board from 1995 to 2009 and HRG's Board from 2009 to 2013.

© HC2 HOLDINGS, INC. 2020

26

© 2020 H C 2 H OLDINGS , I NC . © HC2 HOLDINGS, INC. 2020 © HC2 HOLDINGS, INC. 2020 Lee Hillman – Independent Director 27 Independent Director since 2016  Independent Director bringing expansive expertise across various sectors and a diverse public Director history with a track record of creating value – Active member of HC2’s Nominating & Governance Committee, Compensation Committee and Audit Committee  Appointed by HC2’s preferred stockholders as a Director representative – Mr. Hillman is truly independent with no prior connections to Mr. Falcone  Strong financial background , as member or Chair of Audit Committees of SEC - filing public company Boards, former CEO and CFO of public companies and former audit partner of an international audit and accounting firm  Expansive Director experience , has served as a Director of 9 separate SEC - filing companies (including 8 “listed” companies) since 1996. Currently serving as the lead Independent Director of Lawson Products, Inc. and Audit Committee Chair of Business Development Corporation of America  While Chairman and CEO of Bally Total Fitness, Mr. Hillman brought the Company from near bankruptcy to a major success prior to his departure in 2002 100% Focused on Stockholder Value Extensive Public Board Experience Diverse Industry Experience Mr. Hillman Has a Proven Track Record of Oversight in Complex Businesses to Deliver Long - Term Profitability and Value for Stockholders

Julie Springer – Independent Director



Independent Director since 2020

Proven Track Record of Delivering Value

Instrumental Marketing & Communication Expertise

Unique Insights and Fresh Perspective

- Carefully selected for her unique background after the Board executed a **thoughtful and thorough selection process**, bringing a **fresh perspective and untapped value to the Board**
- **Recognized and innovative leader in marketing and branding** as Chief Marketing and Communications Officer of TransUnion
- **Highly talented executive** bringing a background in both business-to-business and consumer marketing to HC2
- **Extensive experience** having held various leadership roles at Experian, Analyte Media, Leapfrog Online and The Allant Group
- Brings a **truly independent view** to the Board with **no prior relationship** to any of HC2's executive management team

Ms. Springer Offers Unique Marketing and Communications Expertise, and Brings Fresh Perspectives to the Board During a Pivotal Period

© HC2 HOLDINGS, INC. 2020

28

© 2020 H C 2 H OLDINGS , I NC . © HC2 HOLDINGS, INC. 2020 © HC2 HOLDINGS, INC. 2020 The TRUTH Behind Percy Rockdale’s False and Misleading Attacks on HC2’s Board of Directors Percy Rockdale’s False Attacks The Truth to Percy Rockdale’s False Claims “Lead Independent Director Wayne Barr has failed to hold Mr. Falcone accountable” “Wayne Barr lacks any experience in construction, insurance, energy, marine services and any other business segment relevant to HC2”  Mr. Barr along with the other Independent Directors has continuously held HC2 senior management accountable including conducting annual performance reviews of the CEO  Mr. Barr, with the assistance of independent outside counsel, led the Board’s review of claims made about Mr. Falcone’s personal legal and financial issues and found that such issues do not impact Mr. Falcone’s capabilities to manage HC2 as CEO  Mr. Barr has tremendous experience relevant to HC2, especially as the CEO of CCUR Holdings and deep executive industry experience in sectors relevant to HC2’s operating portfolio  Mr. Barr has executive leadership experience working in telecommunications, an industry extremely relevant to HC2 2 “Incumbent directors are closely connected to Mr. Falcone, underqualified, or in a possession of a track record of legal and regulatory issues”  4 of the 5 Independent Directors have absolutely no prior relationship with Mr. Falcone or any of HC2’s executive management team prior to joining the Board – In fact, 1 of the Independent Directors was originally designated by HC2’s preferred stockholders  HC2's Independent Directors possess a wealth of experience and expertise ranging from prior C - suite roles, board positions at public holding companies and various deep industry experience 1 Percy Rockdale’s Attacks on HC2’s Directors are Baseless and Misleading 29

© 2020 H C 2 H OLDINGS , I NC . © HC2 HOLDINGS, INC. 2020 © HC2 HOLDINGS, INC. 2020 Protecting Stockholder Interests Through Corporate Governance 30 x Annual elections of directors , declassified Board structure x Majority voting standard in uncontested director elections & director resignation policy x Majority voting standard to amend charter and by - laws x Stockholders allowed to act by written consent x Separation of Chairman and CEO through the appointment of an independent Chairman x Opted out of Delaware’s freezeout provision x Robust independent oversight (with 5 out of 6 Independent Directors ) x No stockholder rights plan in place x Committed to protecting stockholder interests by allowing stockholders to effect change Stockholder - Friendly Governance Provisions HC2 Maintains a Governance Structure That Promotes Stockholder Input

© 2020 H C 2 H OLDINGS , I NC . © HC2 HOLDINGS, INC. 2020 © HC2 HOLDINGS, INC. 2020 31 HC2 Continually Evaluates Board Composition  JDS1, a ~6.4% stockholder of HC2, recently filed a Schedule 13D disclosing its intent to engage HC2 on Board composition – Item 4 of JDS1’s Schedule 13D states, “The Reporting Persons plan to engage in conversations with the Issuer’s Board and Chief Executive Officer regarding representation on the Issuer’s slate of Board nominees for the upcoming annual meeting of stockholders. The Reporting Persons view the appointment of Mr. Gfeller in replacement of Mr. Falcone as Chairman as a positive first step to the reconfiguration of the Board that we feel is required ”  HC2 has always and will continue to engage stockholders seeking a dialogue on corporate governance issues, including Board composition Stockholders other than Percy Rockdale Are Seeking a Voice in Board Composition  HC2’s Board intends to give thoughtful and deliberate consideration to any Board reconfiguration which will not be a disorganized or rushed process  HC2 is soliciting input from all stockholders  HC2 stockholders will be able to assess and vote on competing slates of director nominees at the 2020 annual meeting A Thoughtful and Deliberate Assessment of Input from All Stockholders is Best Practice HC2 is Currently Engaging With Stockholders, Including JDS1, on Board Composition; Stockholders Will Be Able to Assess and Vote on Competing Slates at the 2020 Annual Meeting HC2 is thoughtfully and deliberately considering input from stockholders

© 2020 H C 2 H OLDINGS , I NC . © HC2 HOLDINGS, INC. 2020 © HC2 HOLDINGS, INC. 2020 x HC2 has a highly experienced, accomplished and independent Board and actively seeks to continually refresh the Board with new perspectives and diverse backgrounds x HC2 welcomed Julie Springer as the newest Independent Director this year, adding valuable marketing expertise as well as gender diversity to the Board x Comprised of accomplished and knowledgeable Independent Directors with proven experience in creating stockholder value x Upholds stockholder - friendly best practice corporate governance structure to promote stockholder interests, most recently seen through separating the roles of CEO and Chairman 32 Section Recap HC2’s Board Maintains the Experience & Expertise Needed to Create Long - Term Stockholder Value for a Holding Company HC2’s Board Has the Right Mix of Skills, Experience and Expertise to Guide Long - Term Success, and the Independence to Hold Management Accountable

© 2020 H C 2 H OLDINGS , I NC . © HC2 HOLDINGS, INC. 2020 © HC2 HOLDINGS, INC. 2020 33 Part Four HC2’s Compensation Policy Rewards Management Based on Long - Term and Sustainable Company Performance

HC2 Compensation Philosophy & Approach

HC2's Executive Compensation Package

Compensation Element	Link to Performance
Base Salary	Evaluated on an annual basis based on scope of responsibilities, execution of NEO responsibilities and contribution to operational performance
Corporate Bonus	Bonus pool funded based on the change in the Company's Net Asset Value (NAV). The mix of cash and equity (i) ensures a variable compensation structure that ties executives' pay to achievement of rigorous performance targets, and (ii) rewards and promotes long-term value creation by the NEOs
Individual Bonus	Based on individual performance achievements against certain pre-established goals

Focused on Company Performance

- ✓ The Compensation Committee believes that a rigorous incentive plan will drive our executives to **achieve HC2's corporate short-term and long-term objectives**
- ✓ Our compensation program **reinforces the achievement of key business strategies** and objectives through the **grant of "at-risk" compensation based upon achievement of established performance targets**
- ✓ ~76% of management's compensation stems from the Corporate Bonus, which provides the most potential upside for management and is tied to NAV growth to **better align management with stockholder interests.**[1] Members of management **only received an annual Corporate Bonus (and no Individual Bonus) in years when HC2 achieved NAV growth** above an established threshold. In 2019 **management did <u>not</u> receive a Corporate Bonus**
- ✓ In 2019, certain members of management received an Individual Bonus for meeting individual performance goals. **Mr. Falcone did not receive an Individual Bonus**

The Board Strongly Believes That HC2's Performance and Success Are Directly Attributable to Our Incentive Plan, Which in Turn is Correlated to Long-Term Stockholder Value Creation

(1) Calculated based on the total executive compensation awarded and approved by stockholders over the past 3 years.

© HC2 HOLDINGS, INC. 2020

34

© 2020 H C 2 H OLDINGS , I NC . © HC2 HOLDINGS, INC. 2020 © HC2 HOLDINGS, INC. 2020 35 At our 2019 annual meeting, we received 49% support on our Say - on - Pay proposal. In response to this support level, we engaged in robust outreach to stockholders representing more than 58% of the Company’s shares to better understand and address their concerns with respect to our executive compensation program. Being Responsive to Our Stockholders Stockholders requested that we improve the disclosure around the calculations of our NAV metric In our 2020 annual meeting proxy statement, we intend to provide enhanced disclosure around how the NAV metric is calculated , the rationale behind the metric , and why the metric is important for stockholder value creation Stockholders believed that our CEO’s pay in 2018 was high relative to our peers’ Stockholders said they would like to see equity awards based on performance metrics Under the NAV Plan, Mr . Falcone did not receive any bonus or other incentive compensation for 2019 , demonstrating that the existing bonus compensation structure objectively holds management accountable for performance . Mr . Falcone’s average cash compensation paid since HC 2 ’s founding in 2014 is $ 1 . 6 M per year, and the rest of Mr . Falcone’s compensation consists of equity awards subject to time based vesting, options that are currently out of the money, or deferred cash awards subject to performance criteria . Mr . Falcone’s significant share ownership demonstrates his committed alignment with the long - term interests of stockholders The Compensation Committee is evaluating this request and will timely update stockholders when it determines how it will proceed What We Heard How We Responded &

HC2's NAV Compensation Plan Focuses on Long-Term Value Creation for Stockholders

HC2's NAV Plan Holds Management Accountable for Company Performance and Growth

- The NAV Plan **only awards members of management** an annual Corporate Bonus in years **where the Company experiences NAV growth above an established threshold**
  - **The Corporate Bonus provides a much larger potential bonus than the Individual Bonus, thereby encouraging management to focus on asset appreciation and cash flow generation for its subsidiaries**
- **The NAV Plan has been in place since the inception of HC2** and was adopted from a prior public holding company where the compensation plan was proposed by stockholders[1]
- Certain compensation awarded under the NAV Plan but not yet paid is **subject to future Company performance**
  - Unpaid deferred cash compensation awarded prior to 2019 is subject to claw-back based on future NAV performance for the following 2 years[2]
  - All equity compensation is subject to a 3 year vesting period
- Future NAV growth is benchmarked to the NAV's previous high watermark to **promote sustainable asset growth**
- **Management did not receive Corporate Bonuses in 2019 and 2015 pursuant to the terms of the NAV Plan**

Executive Management Compensation Breakout Over The Past 3 Years[3]



Non-Performance Based Cash Bonus 3.0%
Salary 12.3%
Performance Based Cash Bonus 34.5%
Restricted Equity Compensation 50.3%

Over 84% of HC2's Executive Compensation is Earned Equity Compensation Subject to Additional Vesting or Earned Cash Bonuses Partially Subject to Future Claw-Backs

HC2's Compensation Structure is Focused on NAV Growth, is Aligned with Stockholder Interest and Normalizes Compensation Over the Long-Term

(1) The NAV compensation plan was adopted from Harbinger Group and proposed by the Company's stockholders. Harbinger Group realized a ~90% TSR during Mr. Falcone's tenure as Chairman.
(2) Based on external compensation consultant's review of the NAV Plan, starting in 2019 the cash based bonus component is no longer partially deferred and subject to performance claw-backs
(3) The break out compensation type is based on the compensation awarded to executive management from 2017 to 2019 per the Company's consent revocation statement and historical proxy statements filed with the SEC, which includes discretionary cash bonuses paid to members of management under the NAV Plan based on the achievement of individual performance targets.

© HC2 HOLDINGS, INC. 2020

36

Mr. Falcone's Compensation is Aligned with Stockholder Interests

Mr. Falcone's Compensation from 2014 to 2019

- ✓ Since HC2 was founded in 2014, Mr. Falcone's **cash compensation paid is an average of $1.6M / year** and is **subject to partial performance claw-backs**
- ✓ The rest of Mr. Falcone's compensation is **equity based subject to vesting, options that are currently out of the money, or deferred cash subject to company performance criteria**
- ✓ The total estimated fair market value of Mr. Falcone's compensation from 2014 to 2019 is $17.5M[1]
- ✓ HC2's CEO and CFO **have never sold any of their stock awards**, ensuring their **interests are aligned with stockholders**[2]
- ✓ Mr. Falcone did **not** start taking a salary until 2018. Before then his compensation was all **performance based** under the NAV plan
- ✓ Mr. Falcone is only awarded a Corporate Bonus when the Company's NAV grows
- ✓ The Corporate Bonus awarded to Mr. Falcone in 2018 was ~$6M, of which ~$4M is equity based and subject to stockholder approval. Additionally, another ~$0.4M of previously awarded cash compensation is being clawed back due to the 2019 NAV decline. **These facts refute the Dissident's critiques that Mr. Falcone was wrongly compensated**

CEO Compensation Breakout Over The Past 3 Years[3]



Salary
5.9%
Performance Based Cash Bonus
36.0%
Restricted Equity Compensation
58.1%

- **~94% of Mr. Falcone's pay is performance based or restricted equity compensation**
- **Over half of Mr. Falcone's compensation is equity-based subject to vesting and aligned with stockholder interests**

Mr. Falcone's Compensation is Based on Company Performance and Aligned With Stockholder Interests

(1) Fair market value of compensation as of 4/15/2020.
(2) No HC2 stock has been sold by Mr. Falcone or Mr. Sena outside of paying for taxes associated with the vesting of their respective stock compensation.
(3) The break out compensation type is based on the compensation awarded from 2017 to 2019 per the Company's consent revocation statement filed with the SEC.

© HC2 HOLDINGS, INC. 2020

37

HC2's Compensation Policy Rewards Management Based on Sustainable Company Performance

Section Recap

- ✓ HC2's Corporate Bonus is designed around a NAV-focused compensation plan that encourages cash flow generation and asset appreciation by its subsidiaries to align with long-term stockholder performance
- ✓ HC2 listens to its stockholders and conducted a robust stockholder outreach in response to investor sentiment at last year's annual meeting and deployed meaningful steps to address those concerns
- ✓ Mr. Falcone's compensation over the past 3 years has been 94% performance based or restricted equity compensation. Mr. Falcone did not receive a Corporate Bonus in 2019 and has not received an Individual Bonus over the past 3 years
- ✓ Management receives a Corporate Bonus only in years when the Company achieves NAV growth. In 2019 and 2015, management did not receive a Corporate Bonus because the Company did not grow in NAV, and suffered partial claw-backs of previously awarded compensation by operation of the NAV plan as a result of no NAV growth in those years
- ✓ HC2's CEO and CFO have never sold any of their stock awards, ensuring their interests are aligned with stockholders
- ✓ Over 84% of HC2's executive compensation is variable cash and equity awards subject to rigorous performance or vesting contingencies, and partially subject to future claw-backs

Mr. Falcone's Compensation is Based on Company Performance and Aligned With Stockholder Interests

© HC2 HOLDINGS, INC. 2020

38

© 2020 H C 2 H OLDINGS , I NC . © HC2 HOLDINGS, INC. 2020 © HC2 HOLDINGS, INC. 2020 39 Part Five Percy Rockdale’s Consent Solicitation Causes Disruption at Stockholders’ Expense with HC2’s Annual Meeting Mere Months Away

A Deceitful Smear Campaign Against Phil Falcone and the HC2 Board by an Unknown, Inexperienced Agitator is NOT a Case for Change

- Michael Gorzynski's campaign (through his personally branded MG Capital and unknown affiliate Percy Rockdale) is based on:
  - Deceitfulness
  - Gross misrepresentations
  - Mischaracterizations
  - Unwarranted personal attacks on HC2's CEO and Board
- Mr. Gorzynski's "business plan" is uninformed, unrealistic and would senselessly restructure HC2's entire business model
  - Mr. Gorzynski's "business plan" unjustifiably shifts HC2 from a growth and innovation focus to a low growth asset focus
  - Investors did not buy into HC2 under this model
  - **Our investors expect capital appreciation through innovation and growth, not stagnation**
- Despite multiple attempts by your Board, **Mr. Gorzynski said he would not engage with HC2 unless Mr. Falcone was fired – an unreasonable demand**
  - Mr. Gorzynski's own April 13th presentation shows a screenshot where Mr. Falcone tells Mr. Gorzynski his phone "is always working"

Gorzynski's Unwarranted Behavior and Deceitfulness to Investors, Coupled With His Poor Business Plan and Unqualified Slate, Prove MG Capital is Unfit to Oversee HC2

© HC2 HOLDINGS, INC. 2020

40

Mr. Gorzynski Wants to Be the Interim CEO Without Having <u>Any</u> Relevant C-Suite, Holding Company, Acquisition or Operational Experience

Michael Gorzynski is completely unqualified to be acting CEO

Questionable Employment History:

- Claims to have "20 years of investment experience", yet after an exhaustive search, we failed to find public records of MG Capital ever making an investment, raising capital or stewarding a company
- Never had a C-Suite or Board role at any public company
- No public company operating experience

Zero Relevant Experience:

- ZERO record of making an acquisition, yet wants to be CEO of a diversified holding company
- ZERO non-financial operating experience or relevant industry operating experience
- ZERO record of operating a publicly-traded, NYSE-listed company

Why would stockholders give control of HC2 to an investor who has:

- ZERO track record in overseeing a complex public company?
- ZERO non-financial operational experience?
- ZERO known track record in successfully raising capital for MG Capital?
- ZERO experience stewarding a public company?

Gorzynski's Short-Term Financial Engineering Efforts Do Not Account for the Skill and Experience Required to Operate a Complex, Diversified Holding Company

© HC2 HOLDINGS, INC. 2020

41

Mr. Gorzynski's Case for Wholesale Change is Based on Numerous False and Deceitful Statements in an Attempt to Mislead Stockholders (Cont'd)

FALSE Narrative	THE TRUTH
× *"No Real Oversight"*	✓ All of the Independent Directors are truly independent and meet NYSE independence requirements, with 4 of the 5 Independent Directors having no prior relationships with HC2's executive management team
× *"Burdensome Regulatory Problems"*	✓ HC2 does not face any regulatory concerns outside of those considered normal course of business for a public company
× *"Excessive Corporate Spending"*	✓ HC2 already reduced overhead by 40% over the past 3 years and is committed to further reductions in the near future
× *"Mr. Falcone's personal financial issues impact HC2"*	✓ Mr. Gorzynski is distracting stockholders with Mr. Falcone's personal matters to mislead investors into thinking that such matters impact his capacity as HC2's CEO ✓ HC2's Independent Directors hired independent counsel to review the impact of Mr. Falcone's private financial matters and determined such matters do not detract from his capabilities as CEO in any way
× *"No operational discipline and no portfolio synergies"*	✓ HC2 is intentionally structured as a "well-established and diverse holding company" ✓ HC2's strategy is to purposefully invest in diverse assets to provide stockholders with mitigated risk and a wide breadth of opportunities to invest in assets positioned to achieve growth and profitability
× *"Question KMG's bargain purchase gain ("BPG")"*	✓ Mr. Gorzynski's attacks on KMG's BPG are baseless attempts to mislead investors ✓ Extensive consultations with Big 4 accounting advisors and nationally recognized actuarial advisors were utilized in determining the accounting for the BPG, which was included in HC2's 2018 financials audited by BDO, USA LLP

Jeopardizing Stockholder Value and Making False Statements to Mislead Investors is Not the Responsible Way of Seeking Change for HC2

© HC2 HOLDINGS, INC. 2020

42

Mr. Gorzynski's Case for Wholesale Change is Based on Numerous False and Deceitful Statements in an Attempt to Mislead Stockholders (Cont'd)

FALSE Narrative	THE TRUTH
× *"The Audit Committee mishandled MG Capital's March 2nd letter by informing Mr. Falcone of it"*	✓ Mr. Falcone was Chairman of the Board of HC2 at the time of the March 2nd letter and it would have been imprudent not to inform him of the severity of the claims within that letter ✓ After an independent investigation, we have come to learn that such claims were baseless. But at the time, it was necessary to inform the Chairman of the Board to ensure that proper due diligence would be done and appropriate actions would be taken to investigate Mr. Gorzynski's false claims within such letter in an effort to protect stockholders
× *"Mr. Falcone used company resources for personal gain"*	✓ Mr. Falcone was represented by HC2's former general counsel on a personal matter after he left HC2 and under an independent engagement for services, which was not paid for by HC2 in any form ✓ The deposition referenced by Mr. Gorzynski was selectively edited with material omissions designed to mislead investors into thinking that Mr. Falcone admitted to misusing HC2 resources, when he did not
× *"Mr. Falcone is banned from operating an insurance company"*	✓ HC2's business purpose and strategy is NOT to operate its subsidiaries nor to manage their day-to-day operations ✓ HC2, through CIG, provides the insurance company with unique and differentiated investment management services and does not operate CGI

Jeopardizing Stockholder Value and Making False Statements to Mislead Investors is Not the Responsible Way of Seeking Change for HC2

© HC2 HOLDINGS, INC. 2020

43

© 2020 H C 2 H OLDINGS , I NC . © HC2 HOLDINGS, INC. 2020 © HC2 HOLDINGS, INC. 2020 44 Jeopardizing Stockholder Value and Making False Statements to Mislead Investors is Not the Responsible Way of Seeking Change for HC2 (1) Fair market value of compensation as of 4/15/2020. FALSE Narrative THE TRUTH × “Mr. Falcone Focused on Bizarre and Opaque Investments” x Arcot and Wheels Up were $27.4M of debt investments made by CIG on behalf of CGI (which holds $4.3B in assets, approximately six - tenths of 1% of the portfolio) in full compliance with the Texas Insurance Code and the existing Investment Management Agreement between the parties x Both investments were also fully disclosed to the Texas Department of Insurance (TDI) in the normal course. Both investments have been fair valued quarterly and the Arcot unsecured notes have twice been impaired in accordance with normal process x The Arcot secured note, which had an initial face value of $ 7.5M , has not been impaired x Wheels Up has performed in line with expectations and continues to grow its user base and raise growth equity x The status of 704Games is not “unknown”. As disclosed in HC2’s most recent Form 10 - K: On August 14, 2018, 704Games issued a 53.5% equity interest to international media and technology company Motorsport Network x As a result, HC2’s ownership percentage in 704Games was diluted to 26.2% resulting in the loss of control and deconsolidation of the entity Mr. Gorzynski’s Case for Wholesale Change is Based on Numerous False and Deceitful Statements in an Attempt to Mislead Stockholders (Cont’d)

Mr. Gorzynski's Case for Wholesale Change is Based on Numerous False and Deceitful Statements in an Attempt to Mislead Stockholders (Cont'd)

FALSE Narrative	THE TRUTH
× ***HC2 is extracting ~$4M to Harbinger Capital through an opaque service agreement***	✓ HC2 entered into an **arm's length** services agreement with third party, Harbinger Capital, for the benefit of stockholders ✓ The services agreement includes necessary provision of services such as providing office space, administrative salaries and benefits, and other overhead, with the costs incurred under the agreement based on actual use, saving HC2 significant overhead costs ✓ HC2's 2019 Form 10-K provides enhanced disclosure around the services agreement and a breakdown of the annual costs incurred. Further, Mr. Falcone receives no remuneration as any part of the service agreement
× ***"Mr. Falcone's wife used stockholders' resources for personal benefit"***	✓ Not only did Mrs. Falcone never use stockholders' resources for personal benefit, Everest Entertainment has been non-operational since 2013

Jeopardizing Stockholder Value and Making False Statements to Mislead Investors is Not the Responsible Way of Seeking Change for HC2

© HC2 HOLDINGS, INC. 2020

45

Percy Rockdale's Uncalled For Consent Solicitation is Distracting and Jeopardizing Stockholder Value

1. **Percy Rockdale's Consent Solicitation is Completely Unnecessary and a Distraction During a Time of Unprecedented Global Uncertainty:**
   - Percy Rockdale already nominated their slate at the Company's Annual Meeting of Stockholders to be held in a few months and has not identified any meaningful rationale behind an expedited Director vote
   - Launching a consent solicitation during a global pandemic is uncalled for when the Company is trying to focus on the safety of its employees and preserving stockholder value during such unprecedented and volatile times
2. **Percy Rockdale Refused to Engage with HC2 After Multiple Attempts to Have Meaningful Conversations:**
   - Percy Rockdale unreasonably stated they would not talk to HC2 unless the Company fired Phil Falcone and further rebuked HC2's efforts to engage following the Company's separation of CEO and Chairman roles, in disregard of the critical and time-sensitive nature of a consent solicitation
   - Such lack of cooperation and disregard for having constructive conversations that could benefit all stockholders sheds light on Percy Rockdale's lack of accountability to its fellow investors
3. **Percy Rockdale is Making False Statements That Are Deliberately Misleading in an Attempt to Manipulate Fellow Stockholders Into Adopting Their Short-Term, Self-Serving and Potentially Value-Destroying Agenda**
4. **Percy Rockdale Nominated a Clearly Unqualified Slate of Director Nominees That Have Little to No Public Company Experience, Lack a Track Record of Creating Stockholder Value, Carry Independence Concerns and Have Past Board Tenures Where the Respective Companies Faced Legal Lawsuits**
5. **Percy Rockdale Fails to Recognize Mr. Falcone as HC2's Visionary Who Built It Into What It is Today. Replacing Mr. Falcone Will Lead to Uncertainty and Destabilization During a Crucial Point for the Company in an Unprecedented Time of Market Volatility**

Jeopardizing Stockholder Value and Making False Statements to Mislead Investors is Not the Responsible Way of Seeking Change for HC2

© HC2 HOLDINGS, INC. 2020

46

© 2020 H C 2 H OLDINGS , I NC . © HC2 HOLDINGS, INC. 2020 © HC2 HOLDINGS, INC. 2020 47 Despite Percy Rockdale’s Attempts to Distract Management, HC2 Remains Committed to Stockholders Percy Rockdale claims to have stockholders’ best interests in mind yet repeatedly takes actions to the detriment of HC2’s stockholders:  Percy Rockdale demonstrates a blatant disregard for the truth ‒ Misleading claims made by Percy Rockdale disrupt management and cause confusion for stockholders  Percy Rockdale has created further volatility for stockholders by launching a consent solicitation to irresponsibly accelerate a Director vote amidst a worldwide pandemic and global economic crisis ‒ Percy Rockdale is taking advantage of HC2’s stockholder friendly governance provision which endows stockholders with an uncommon right to act by written consent on critical and time - sensitive issues outside of the annual meeting. Only 25% of companies in the Russell 3000 provide stockholders with such a friendly provision  Percy Rockdale is seeking disproportionate control of HC2 through false accusations  Despite multiple attempts from HC2’s Board and management, Percy Rockdale has refused to meet or engage with the Company absent outrageous conditions, such as firing its CEO Percy Rockdale revealed its true intent when it submitted a consent solicitation in an attempt to deviously capitalize on the chaos of a global economic crisis:  The extraneous consent solicitation causes undue distraction for management and increases Company expenses when Percy Rockdale could have sought these changes at the Company’s 2020 Annual Meeting in a few months, yet Percy Rockdale has not identified any meaningful rationale for an expedited vote  Further, if Percy Rockdale’s solicitation is successful, HC2 could be required to offer to repurchase the outstanding shares of HC2’s preferred stock, at the discretion of the Company’s preferred stockholders ‒ Percy Rockdale has willfully ignored such an expense, and has not disclosed any plans to finance the cost of approximately $27M to repurchase the outstanding shares of HC2’s preferred stock Despite These Distractions, HC2 Remains Committed to Its Stockholders and Delivering Value for All of Its Stockholders

Percy Rockdale Demonstrates a Clear Lack of Understanding of HC2's Business Which Will Harm Stockholder Value if Given Control

Percy Rockdale Claims to Understand HC2's Business and Wants to Take Control of the Company, Yet Has Continued to Make False, Misleading and Value Destructive Statements to Stockholders

- Percy Rockdale has presented stockholders with a **woefully inadequate "plan" which fails to provide a clear path to stockholder value** while **mischaracterizing HC2's Board and management** in an effort to steer stockholders away from the HC2 vision in which they invested
- Percy Rockdale claims they are a concerned stockholder but **fail to recognize how running a consent solicitation a few months before the Company's Annual Meeting is an extreme waste of resources** for a leveraged holding company
- **Percy Rockdale has failed to provide a slate of nominees that has relevant expertise with any of HC2's subsidiaries** or a business plan that shows they understand HC2's business
- Percy Rockdale's inaccurate attacks on HC2 relating to its insurance subsidiary, past regulatory critiques, accounting critiques and claims on management's capabilities **demonstrate Percy Rockdale's significant lack of knowledge for what is needed to manage a public diversified holding company**

Percy Rockdale Continuously Failed to Engage in Constructive Discussions with the Company Even After the Company Offered Multiple Times

January 27	February 13	March 4	March 4 - 9	March 16
Mr. Falcone reached out to Mr. Gorzynski in an attempt to engage with Percy Rockdale	Mr. Falcone again reached out to Mr. Gorzynski, offering to meet and discuss Percy Rockdale's concerns with respect to the Company's strategy	Mr. Falcone reached out again to Mr. Gorzynski; however, **Mr. Gorzynski refused to meet or engage**	Between March 4 and March 9, Mr. Falcone and Mr. Gorzynski exchanged emails, and **Mr. Gorzynski continued to refuse to meet or engage**	Wayne Barr, Jr. sent an email to Mr. Gorzynski to coordinate a meeting among himself, one or two other independent directors, and Mr. Gorzynski; however **Mr. Gorzynski again refused to meet or engage**

Percy Rockdale's Consent Solicitation Consists Only of Unfounded Attacks and a Woefully Inadequate "Plan" for Creating Value for Company Stockholders

© HC2 HOLDINGS, INC. 2020

48

Percy Rockdale's Slate Also Lacks the Right Experience and Track Record … Putting the Future of HC2 at Great Risk

- X **George Brokaw** has been named in **numerous lawsuits** **for alleged breach of stockholder fiduciary trust, gross mismanagement, unjust enrichment and regulatory violations**
- X **Kenneth Courtis** was on the board of a company that **faced censure** from the Hong Kong Stock Exchange for **disclosing non-public information** and **was criticized** in the media for personally delaying the execution of M&A which **resulted in harm to investors**
- X **Robin Greenwood** has **limited professional experience** outside of academia
- X **Liesl Hickey** has **never sat on a public company board** and describes herself as a "veteran Republican political strategist"
- X **Jay Newman** has **never sat on a public company board** nor held a public company C-suite position
- X *4 of the 6 nominees have **NEVER sat on a public company Board***
- X ***NONE** of the nominees have **EVER been involved in operating a public company***

This Clearly Unqualified Slate Highlights Gorzynski's Utter Lack of Understanding on How to Create Value at a Public Diversified Holding Company

© HC2 HOLDINGS, INC. 2020
49

Percy Rockdale's Unqualified Slate Lacks A Track Record of Overseeing Public Companies or Generating Stockholder Value

Percy Rockdale's decision to nominate a clearly unqualified slate highlights the lack of understanding the dissident has in creating value for a publicly-traded diversified holding company

	Relevant Public Board Experience	Relevant Public C-Suite Experience	Relevant Industry Operating Experience	Diversified HoldCo Board Experience	Profession
Mike Gorzynski	NO	NO	NO	NO	Investment Mgmt. / Finance
George Brokaw		NO		NO	Investment Mgmt. / Finance
Kenneth Courtis		NO	NO	NO	Economist / Market Commentator
Robin Greenwood	NO	NO	NO	NO	MBA Professor
Liesl Hickey	NO	NO	NO	NO	Political Strategist
Jay Newman	NO	NO	NO	NO	Investment Mgmt. / Sovereign Debt

Key Concerns

Minimal Public Board Experience
No HoldCo Experience

Similar Backgrounds
Interconnected Nominees

Alleged Litigation History
Irrelevant Professional Experience

Percy Rockdale's Nominees Do Not Possess the Expertise or Experience Necessary to Successfully Oversee a Public Holding Company, Let Alone Create Value for Its Stockholders

© HC2 HOLDINGS, INC. 2020

50

© 2020 H C 2 H OLDINGS , I NC . © HC2 HOLDINGS, INC. 2020 © HC2 HOLDINGS, INC. 2020 George Brokaw – Dissident Nominee 51 No Public Company Management Experience  Mr. Brokaw has no relevant public company C - suite experience  Mr. Brokaw possesses no relevant industry operating experience  While Mr. Brokaw was a Director at Alico Inc., Alico was named in two stockholder lawsuits alleging breach of fiduciary trust  During Mr. Brokaw’s tenure as a Director at DISH Network, DISH faced various lawsuits from stockholders and government authorities relating to violations of telemarketing laws – one of these suits remains open Lacks a Proven Track Record to Create Stockholder Value No Relevant Industry Experience Mr. Brokaw Lacks a Track Record of Creating Stockholder Value and Does Not Have Any Relevant Public Company C - Suite Experience or Industry Experience

© 2020 H C 2 H OLDINGS , I NC . © HC2 HOLDINGS, INC. 2020 © HC2 HOLDINGS, INC. 2020 Kenneth Stuart Courtis – Dissident Nominee 52 No Public Company Management Experience  Mr. Courtis is an Asia - based public speaker and market commentator with no public company management experience  Mr. Courtis does not reside in the U.S. according to public records  Mr. Courtis lacks recent public Board experience for companies traded on a U.S. exchange, having not served on one since 2006  Mr. Courtis lacks any operational and industry experience Unclear Professional and Board History No Relevant Industry Experience Mr. Courtis’ Lack of U.S. Public Company Experience Makes Him an Unsuitable Candidate for HC2’s Board

Michael Gorzynski – Dissident Nominee



No Relevant Board Experience

No Relevant Industry Experience

No Relevant Proven Track Record

- **Michael Gorzynski is the founder and still manages MG Capital, the dissident investor pursuing an unwarranted consent solicitation**
- Prior to establishing MG Capital, Mr. Gorzynski worked at Third Point for approximately 4 years as a hedge fund analyst
- Mr. Gorzynski has **no relevant public company Board experience**
- Mr. Gorzynski has **no relevant public company C-suite experience**
- Mr. Gorzynski has **no relevant prior management experience working with diversified holding companies**
- Mr. Gorzynski has **no relevant industry or operational experience**
- Mr. Gorzynksi's **affiliation with Percy Rockdale may cause him to prioritize Percy Rockdale's interests over the interests of all stockholders**

Mr. Gorzynski Lacks Any of the Experience or Expertise Needed to Oversee a Public Company and Has No Discernable Track Record of Creating Stockholder Value

© HC2 HOLDINGS, INC. 2020

53

Robin Greenwood – Dissident Nominee



No Relevant Board Experience

No Relevant Public Company Experience

Has Close Professional Ties with the Dissident

- Mr. Greenwood was Michael Gorzynski's MBA professor and **has close professional ties with Mr. Gorzynski**
- Mr. Greenwood has **no relevant public company C-suite experience**
- Mr. Greenwood has **no relevant public company Board experience**
- Mr. Greenwood has **no relevant prior experience managing diversified holding companies**
- Mr. Greenwood's limited **experience outside of academia**

It is Not Prudent to Appoint an Individual to HC2's Board Who Has No Professional Experience Outside of Academia and Lacks Any Track Record of Creating Stockholder Value

© HC2 HOLDINGS, INC. 2020

54

Liesl Hickey – Dissident Nominee



No Relevant Board Experience

No Relevant Industry Experience

No Relevant Proven Track Record

- Ms. Hickey describes herself as a "veteran Republican political strategist"
- Ms. Hickey's professional experience is in the small niche space of political campaign advertising which is **irrelevant to HC2 and its stockholders**
- **Ms. Hickey lacks relevant corporate, business and financial experience**
- **Ms. Hickey has never served on a public company Board of Directors**

Ms. Hickey's Experience and Expertise Are Completely Unrelated to HC2 While Having No Track Record in Creating Stockholder Value

© HC2 HOLDINGS, INC. 2020

55

Jay Newman – Dissident Nominee



No Relevant Board Experience

No Relevant Public Company Experience

No Relevant Industry Experience

- Mr. Newman is a sovereign debt investor mainly in Latin America and has focused on debt investing his entire career
- Mr. Newman has **no relevant public company Board experience**
- Mr. Newman has **no relevant public company C-suite experience**
- Mr. Newman has **no relevant prior management experience working with diversified holding companies**
- Mr. Newman has **no relevant industry nor operational experience**

Mr. Newman Has Never Sat on a Public Company Board or Held a Public Company C-Suite Position

© HC2 HOLDINGS, INC. 2020

56

© 2020 H C 2 H OLDINGS , I NC . © HC2 HOLDINGS, INC. 2020 © HC2 HOLDINGS, INC. 2020  Percy Rockdale’s consent solicitation is unnecessary, costly and could destroy stockholder value  Percy Rockdale has not only refused to engage with HC2 after multiple attempts to have a candid conversation, but has provided an inadequate “100 - day plan” that is ill - informed, unrealistic and lacking a clear path to enhancing stockholder value  Percy Rockdale is making false statements that are deliberately misleading in an attempt to manipulate investors into believing their short - term, value destroying, self - serving agenda  Percy Rockdale nominated a slate of director nominees unqualified for the Board of HC2 , collectively holding little to no relevant public company experience, lacking a track record of creating stockholder value, and raising concerns over independence, as well as having past Board tenures where the respective company faced legal lawsuits for alleged breach of fiduciary trust 57 Section Recap Percy Rockdale’s Consent Solicitation Causes Disruption at Stockholders’ Expense with HC2’s Annual Meeting Mere Months Away Percy Rockdale Demonstrates a Clear Lack of Understanding of HC2’s Business Which Will Harm Stockholder Value If Given Control

© 2020 H C 2 H OLDINGS , I NC . © HC2 HOLDINGS, INC. 2020 © HC2 HOLDINGS, INC. 2020 58 The Truth About HC2  HC2’s Board and management team have been continuously executing on increasing stockholder value – Taking meaningful steps to improve the Company’s capital structure – Successfully reducing overhead expenses while mitigating risk to stockholders – Pursuing a divestiture of the insurance business and strategic alternatives for DBM Global  HC2’s Board and management team have a well - established track record managing and creating subsidiary value – Deep experience in public company leadership, managing subsidiaries, and executing complex M&A strategies, with the necessary sk illsets to steward HC2’s long - term growth and innovation strategy – Proactive steps to close the market price to NAV gap  HC2’s Board maintains the experience and expertise needed to create long - term stockholder value for a diversified holding company – Highly experienced, accomplished, and independent Board with a track record of proactive refreshment – Welcomed Julie Springer as the newest Independent Director this year, adding valuable marketing and branding skillsets, as we ll as gender diversity – Comprised of accomplished and knowledgeable Independent Directors with proven experience creating stockholder value – Upholds stockholder - friendly best practice corporate governance structure to promote stockholder interests  HC2’s compensation policy rewards management based on sustainable Company performance – Management receives a Corporate Bonus only in years when the Company achieves NAV growth – The NAV - focused component of the compensation plan is designed to encourage cash flow generation and asset appreciation by HC2’s subsidiaries to align with long - term stockholder performance – Over 84% of HC2’s executive compensation is deferred cash and equity awards that vest over time and are partially subject to fut ure claw - backs  Percy Rockdale’s consent solicitation is unnecessary , costly, and could destroy stockholder value, especially since Percy Rockdale already nominated its director candidates to be voted on at the Company’s 2020 Annual Meeting of Stockholders, expected to be held in just a few months  Percy Rockdale has not only refused to engage with HC2, but it has provided a lackluster and inadequate business plan to support its risky attempt to take control of HC2 without paying stockholders an appropriate control premium (although a control premium is not legally required) HC2’s Board is Executing on its Strategy to Create Value on Behalf of All Stockholders

Disclaimer

__Cautionary Statement Regarding Forward-Looking Statements__

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This communication, and certain oral statements made by our representatives from time to time may contain, forward-looking statements. Generally, forward-looking statements include information describing actions, events, results, strategies and expectations and are generally identifiable by use of the words "believes," "expects," "intends," "anticipates," "plans," "seeks," "estimates," "projects," "may," "will," "could," "might" or "continues" or similar expressions. The forward-looking statements in this communication include, without limitation, any statements regarding our expectations regarding building stockholder value, future cash flow, longer-term growth and invested assets, the timing or prospects of any refinancing of HC2's remaining corporate debt, any statements regarding HC2's expectations regarding entering definitive agreements in respect of the potential divestitures of Continental Insurance and/or DBM Global, reducing HC2's leverage and related interest expense at the holding company level generally and with the net proceeds of such divestitures, reducing corporate overhead, growth opportunities at HC2's Broadcasting and Energy businesses and unlocking value at HC2's Life Sciences segment. Such statements are based on the beliefs and assumptions of HC2's management and the management of HC2's subsidiaries and portfolio companies. The Company believes these judgments are reasonable, but you should understand that these statements are not guarantees of performance or results, and the Company's actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of important factors, both positive and negative, that may be revised or supplemented in subsequent statements and reports filed with the Securities and Exchange Commission (the "SEC"), including in our reports on Forms 10-K, 10-Q and 8-K. Such important factors include, without limitation, issues related to the restatement of our financial statements; the fact that we have historically identified material weaknesses in our internal control over financial reporting, and any inability to remediate future material weaknesses; capital market conditions, including the ability of HC2 and its subsidiaries to raise capital; the ability of HC2's subsidiaries and portfolio companies to generate sufficient net income and cash flows to make upstream cash distributions; volatility in the trading price of HC2's common stock; the ability of HC2 and its subsidiaries and portfolio companies to identify any suitable future acquisition or disposition opportunities; our ability to realize efficiencies, cost savings, income and margin improvements, growth, economies of scale and other anticipated benefits of strategic transactions; difficulties related to the integration of financial reporting of acquired or target businesses; difficulties completing pending and future acquisitions and dispositions; activities by activist stockholders, including a proxy contest, consent solicitation or any unsolicited takeover proposal; effects of litigation, indemnification claims and other contingent liabilities; changes in regulations and tax laws; the risks and uncertainties associated with, and resulting from, the COVID-19 pandemic; and risks that may affect the performance of the operating subsidiaries and portfolio companies of the Company. Although HC2 believes its expectations and assumptions regarding its future operating performance are reasonable, there can be no assurance that the expectations reflected herein will be achieved. These risks and other important factors discussed under the caption "Risk Factors" in our most recent Annual Report on Form 10-K filed with the SEC, and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this communication.

You should not place undue reliance on forward-looking statements. All forward-looking statements attributable to HC2 or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date hereof, and unless legally required, HC2 undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

© HC2 HOLDINGS, INC. 2020

59

© 2020 H C 2 H OLDINGS , I NC . © HC2 HOLDINGS, INC. 2020 © HC2 HOLDINGS, INC. 2020 60 Appendix: HC2’s Management Team HC2’s Deeply Experienced Management Team

© 2020 H C 2 H OLDINGS , I NC . © HC2 HOLDINGS, INC. 2020 © HC2 HOLDINGS, INC. 2020 Deeply Experienced Management 61  Chief Accounting Officer of HRG (NYSE: HRG)  Various accounting and financial reporting positions with Reader’s Digest Association, Inc., last serving as Vice President and North American Controller  Director of Reporting and Business Processes for Barr Pharmaceuticals  Certified Public Accountant and holds a BS in Accounting from Syracuse University Michael J. Sena Chief Financial Officer  General Counsel of Prospect Administration LLC  Assistant Secretary of PSEC and Deputy Chief Compliance Officer of Prospect Capital Management, L.P.  Graduated cum laude from Princeton University; AB from The Woodrow Wilson School of Public and International Affairs  JD with honors from The Law School at The University of Chicago Joseph A. Ferraro Chief Legal Officer & Corporate Secretary  Over 17 years of diverse HR, recruiting, equity and foreign exchange sales experience  SVP and Director of HR of Harbinger Capital and HRG  Head of Recruiting at Knight Capital Group  BA degree in Communications and Studio Art from Marist College Suzi Raftery Herbst Chief Administrative Officer  Chief Executive Officer and President of HC2 since 2014  Founder, Chairman and Chief Executive Officer of HRG Group Inc. (2009 - 2014)  Founder, Chief Investment Officer and Chief Executive Officer of Harbinger Capital Partners, LLC  A.B. in Economics from Harvard University Philip A. Falcone – Chief Executive Officer and President

© 2020 H C 2 H OLDINGS , I NC . © HC2 HOLDINGS, INC. 2020 © HC2 HOLDINGS, INC. 2020 62 Appendix: Non - GAAP Reconciliation Non - GAAP Reconciliation

Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA

(in millions)

	Year ended December 31, 2019								
	Core Operating Subsidiaries				Early Stage & Other				
	Construction	Marine Services	Energy	Telecom	Life Sciences	Broadcasting	Other and Elimination	Non-operating Corporate	HC2
Net loss attributable to HC2 Holdings, Inc.									$ (31.5)
Less: Net Income attributable to HC2 Holdings Insurance segment									59.4
Less: Consolidating eliminations attributable to HC2 Holdings Insurance segment									(8.9)
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance segment	$ 24.7	$ (2.6)	$ 4.2	$ (1.4)	$ (0.2)	$ (18.5)	$ (0.6)	$ (87.6)	$ (82.0)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:									
Depreciation and amortization	15.5	25.7	6.9	0.3	0.3	6.3	—	0.1	55.1
Depreciation and amortization (included in cost of revenue)	9.1	—	—	—	—	—	—	—	9.1
Amortization of equity method fair value adjustment at acquisition	—	(1.5)	—	—	—	—	—	—	(1.5)
Asset impairment expense	—	0.6	—	4.5	—	2.6	—	—	7.7
Other operating (income) expenses	0.5	(0.6)	—	—	—	(5.5)	—	—	(5.6)
Interest expense	9.3	4.7	3.5	—	—	9.6	—	68.4	95.5
Other (income) expense, net	(1.6)	(0.8)	1.3	—	(8.6)	2.7	0.6	2.3	(4.1)
Net loss (gain) on contingent consideration	—	—	—	(0.4)	—	—	—	—	(0.4)
Foreign currency (gain) loss (included in cost of revenue)	—	0.4	—	—	—	—	—	—	0.4
Income tax (benefit) expense	10.9	(0.4)	(0.8)	—	—	(1.5)	—	(8.1)	0.1
Noncontrolling interest	2.0	(1.2)	1.8	—	(3.4)	(3.8)	—	—	(4.6)
Share-based payment expense	—	1.6	—	—	0.1	0.6	—	5.5	7.8
Non-recurring items	—	—	—	—	—	—	—	—	—
Acquisition and disposition costs	5.3	4.8	0.1	0.4	—	1.2	—	1.5	13.3
Adjusted EBITDA	$ 75.7	$ 30.7	$ 17.0	$ 3.4	$ (11.8)	$ (6.3)	$ —	$ (17.9)	$ 90.8
Total Core Operating Subsidiaries	$ 126.8								

© HC2 HOLDINGS, INC. 2020

63

Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA

(in millions)

	Year ended December 31, 2018								
	Core Operating Subsidiaries				Early Stage & Other				
	Construction	Marine Services	Energy	Telecom	Life Sciences	Broadcasting	Other and Elimination	Non-operating Corporate	HC2
Net Income attributable to HC2 Holdings, Inc.									$ 162.0
Less: Net Income attributable to HC2 Holdings Insurance segment									165.2
Less: Consolidating eliminations attributable to HC2 Holdings Insurance segment									19.2
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 27.7	$ 0.3	$ (0.9)	$ 4.6	$ 65.2	$ (34.5)	$ (2.9)	$ (81.9)	$ (22.4)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:									
Depreciation and amortization	7.4	27.2	5.5	0.3	0.2	3.3	0.1	0.1	44.1
Depreciation and amortization (included in cost of revenue)	7.0	—	—	—	—	—	—	—	7.0
Amortization of equity method fair value adjustment at acquisition	—	(1.5)	—	—	—	—	—	—	(1.5)
Asset impairment expense	—	—	0.7	—	—	0.3	—	—	1.0
Other operating (income) expenses	(0.2)	(0.7)	(0.2)	—	—	—	—	—	(1.1)
Interest expense	2.6	4.8	1.6	—	—	9.5	—	57.1	75.6
Loss on early extinguishment or restructuring of debt	—	—	—	—	—	2.6	—	2.5	5.1
Net loss (gain) on contingent consideration	—	0.8	—	—	—	—	—	—	0.8
Other (income) expense, net	(2.6)	(1.8)	0.3	0.1	—	1.5	4.6	(4.8)	(2.7)
Gain on sale and deconsolidation of subsidiary	—	—	—	—	(102.1)	—	(1.6)	—	(103.7)
Foreign currency (gain) loss (included in cost of revenue)	—	0.1	—	—	—	—	—	—	0.1
Income tax (benefit) expense	11.9	0.2	(1.1)	—	—	(1.0)	(1.6)	(6.6)	1.8
Noncontrolling interest	2.2	—	(0.4)	—	19.1	(1.9)	(1.1)	—	17.9
Bonus to be settled in equity	—	—	—	—	—	—	—	2.0	2.0
Share-based payment expense	—	1.9	—	—	0.2	1.6	0.3	5.0	9.0
Non-recurring items	—	—	—	—	—	—	—	—	—
Acquisition and disposition costs	4.9	1.4	—	0.3	2.5	1.7	—	0.7	11.5
Adjusted EBITDA	$ 60.9	$ 32.7	$ 5.5	$ 5.3	$ (14.9)	$ (16.9)	$ (2.2)	$ (25.9)	$ 44.5
Total Core Operating Subsidiaries	104.4								

© HC2 HOLDINGS, INC. 2020

64

HC2

© 2020 H C 2 H OLDINGS , I NC . © HC2 HOLDINGS, INC. 2020 © HC2 HOLDINGS, INC. 2020 (1) The Insurance segment revenues are inclusive of realized and unrealized gains and net investment income for the year ended December 31 , 2019 and 2018 . Such adjustments are related to transactions between entities under common control which are eliminated or are reclassified in consolidation . Three Months ended December 31, Year ended December 31, 2019 2018 Increase / (Decrease) 2019 2018 Increase / (Decrease) Net income (loss) - Insurance segment $ (15.2) $ 22.4 $ (37.6) $ 59.4 $ 165.2 $ (105.8) Effect of investment (gains) (1) 1.7 21.5 (19.8) (1.9) (5.6) 3.7 Asset impairment expense 47.3 — 47.3 47.3 — 47.3 Gain on bargain purchase — (6.3) 6.3 (1.1) (115.4) 114.3 Gain on reinsurance recaptures — (29.2) 29.2 — (47.0) 47.0 Acquisition costs 0.1 0.3 (0.2) 2.1 2.8 (0.7) Insurance AOI 33.9 8.7 25.2 105.8 — 105.8 Income tax expense (benefit) (23.4) 0.6 (24.0) (20.1) 0.6 (20.7) Pre - tax Insurance AOI $ 10.5 $ 9.3 $ 1.2 $ 85.7 $ 0.6 $ 85.1 The table below shows the adjustments made to the reported Net income (loss) of the Insurance segment to calculate Insurance AOI and Pre - tax Insurance AOI (in millions) . 65 Reconciliation of U.S. GAAP Income to Pre - tax Insurance AOI